Exhibit 99.6

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-FF4 (the "Securities") to be issued by First Franklin Mortgage Loan Trust, Series 2004-FF4 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC., the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

First Franklin Mortgage Loan Trust, Series 2004-FF4
All records



1. Fico Distribution

                                                                    % of Mortgage                            Weighted
                                                                    Loan Pool by                             Average    Weighted
                                                  Aggregate           Aggregate             Average           Gross      Average
Fico                                            Cut-off Date        Cut-off Date          Cut-off Date       Interest     Gross
Distribution                                  Principal Balance   Principal Balance   Principal Balance($)   Rate(%)    Margin(%)
-------------------------------------------   -----------------   -----------------   --------------------   --------   ---------
540 - 559                                           $44,427,662                6.85             135,450.19      7.481       5.960
560 - 579                                            71,576,861               11.04             146,373.95      7.198       5.932
580 - 599                                            20,208,396                3.12             194,311.50      6.938       5.688
600 - 619                                            60,573,828                9.34             184,114.98      6.468       4.902
620 - 639                                           101,799,875               15.70             209,896.65      6.476       4.939
640 - 659                                            85,502,745               13.19             247,117.76      6.209       4.550
660 - 679                                            72,281,031               11.15             252,730.88      6.157       4.348
680 - 699                                            68,910,609               10.63             273,454.80      5.990       4.325
700 - 719                                            42,984,419                6.63             222,717.20      6.125       4.298
720 - 739                                            33,558,887                5.18             262,178.81      6.079       4.297
740 - 759                                            22,469,427                3.47             252,465.48      6.037       4.295
760 >=                                               23,978,589                3.70             266,428.77      6.032       4.065
Total:                                             $648,272,332              100.00             207,846.21      6.440       4.807


                                                                                        Weighted
                                              Pct         Pct                   Pct     Average
Fico                                          Full     No Income      Pct     Limited     Fico     % FICO    % FICO    % FICO
Distribution                                  Doc     Verification   No Doc     Doc      Score     500-525   526-550   551-575
-------------------------------------------   -----   ------------   ------   -------   --------   -------   -------   -------
540 - 559                                     91.75             --       --      8.25        549        --     57.15     42.85
560 - 579                                     91.02           6.34       --      2.64        570        --        --     77.50
580 - 599                                     91.92           3.59       --      4.50        590        --        --        --
600 - 619                                     94.62           4.54       --      0.84        609        --        --        --
620 - 639                                     98.83           0.80       --      0.37        628        --        --        --
640 - 659                                     94.36           1.37       --      4.28        649        --        --        --
660 - 679                                     88.80           1.73     4.81      4.67        669        --        --        --
680 - 699                                     75.88          15.82     4.69      3.62        688        --        --        --
700 - 719                                     67.93          18.37     9.13      4.58        709        --        --        --
720 - 739                                     68.65          17.72     7.96      5.67        729        --        --        --
740 - 759                                     69.88           9.64     9.08     11.40        750        --        --        --
760 >=                                        75.50          10.00    13.08      1.43        777        --        --        --
Total:                                        87.25           6.26     2.85      3.65        647        --      3.92     11.49


                                                                                          Weighted
                                                                                          Average
Fico                                          % FICO    % FICO    % FICO    % FICO        Combined       % Combined
Distribution                                  576-600   601-625   626-650    >650     Original LTV (%)   OLTV < 70
-------------------------------------------   -------   -------   -------   -------   ----------------   ----------
540 - 559                                          --        --        --        --              75.96        19.96
560 - 579                                       22.50        --        --        --              78.61        18.93
580 - 599                                      100.00        --        --        --              83.87         5.06
600 - 619                                        6.08     93.92        --        --              81.09         7.39
620 - 639                                          --     36.75     63.25        --              86.54         3.84
640 - 659                                          --        --     57.52     42.48              82.66         5.51
660 - 679                                          --        --        --    100.00              83.64         6.72
680 - 699                                          --        --        --    100.00              84.48         2.32
700 - 719                                          --        --        --    100.00              86.06         3.96
720 - 739                                          --        --        --    100.00              84.27         8.87
740 - 759                                          --        --        --    100.00              84.87         3.17
760 >=                                             --        --        --    100.00              82.42         9.26
Total:                                           6.17     14.55     17.52     46.35              82.93         7.81




Fico                                             % Combined         % Combined             %
Distribution                                  OLTV 75.01-80.00   OLTV 80.01-85.00      OLTV > 85
-------------------------------------------   ----------------   ----------------   ----------------
540 - 559                                                33.27              29.71                 --
560 - 579                                                21.73              18.82              27.37
580 - 599                                                23.11              16.35              48.24
600 - 619                                                53.28               9.22              22.57
620 - 639                                                42.57               1.73              47.38
640 - 659                                                58.82               1.57              28.58
660 - 679                                                52.75               3.29              35.18
680 - 699                                                58.87               3.16              34.39
700 - 719                                                43.68               3.17              46.43
720 - 739                                                42.47               2.81              40.20
740 - 759                                                50.80               2.74              38.66
760 >=                                                   53.54               4.75              30.98
Total:                                                   45.80               7.29              33.07

Minimum: 540
Maximum: 817
Weighted Average: 647.3



2. Combined Original Loan-to-Value Ratio (%)

                                                                    % of Mortgage                            Weighted
Combined                                                            Loan Pool by                             Average    Weighted
Original                                          Aggregate           Aggregate             Average           Gross      Average
Loan-to-Value                                   Cut-off Date        Cut-off Date          Cut-off Date       Interest     Gross
Ratio (%)                                     Principal Balance   Principal Balance   Principal Balance($)   Rate(%)    Margin(%)
-------------------------------------------   -----------------   -----------------   --------------------   --------   ---------
<= 20.00                                                $99,847                0.02              99,847.34      7.375          --
20.01 - 30.00                                           328,685                0.05              65,737.00      7.076       4.154
30.01 - 40.00                                         1,709,963                0.26             113,997.50      6.540       4.533
40.01 - 50.00                                         3,789,941                0.58             130,687.62      6.632       4.569
50.01 - 60.00                                        12,299,231                1.90             198,374.70      6.416       4.125
60.01 - 70.00                                        38,873,249                6.00             215,962.49      6.412       4.386
70.01 - 80.00                                       329,527,597               50.83             233,707.52      5.970       4.269
80.01 - 90.00                                       125,528,989               19.36             186,799.09      7.092       5.703
90.01 - 100.00                                      136,114,829               21.00             182,704.47      6.978       5.621
Total:                                             $648,272,332              100.00             207,846.21      6.440       4.807


Combined                                                                                 Weighted
Original                                       Pct         Pct                   Pct     Average
Loan-to-Value                                  Full     No Income      Pct     Limited     Fico     % FICO    % FICO    % FICO
Ratio (%)                                      Doc     Verification   No Doc     Doc      Score     500-525   526-550   551-575
-------------------------------------------   ------   ------------   ------   -------   --------   -------   -------   -------
<= 20.00                                          --             --   100.00        --        817        --        --        --
20.01 - 30.00                                  54.39             --    45.61        --        613        --     15.18     27.21
30.01 - 40.00                                  66.10          30.11       --      3.79        577        --        --     49.79
40.01 - 50.00                                  56.20          24.29    16.11      3.40        601        --     12.43     29.40
50.01 - 60.00                                  89.98           1.05     6.09      2.88        626        --      9.78     24.56
60.01 - 70.00                                  81.96           8.11     4.10      5.82        619        --     10.83     27.16
70.01 - 80.00                                  91.27           2.08     1.96      4.68        652        --      3.57      8.27
80.01 - 90.00                                  85.61           7.90     4.71      1.78        623        --      6.14     25.20
90.01 - 100.00                                 81.55          14.00     2.12      2.33        669        --        --        --
Total:                                         87.25           6.26     2.85      3.65        647        --      3.92     11.49


Combined                                                                                  Weighted
Original                                                                                  Average
Loan-to-Value                                 % FICO    % FICO    % FICO    % FICO        Combined       % Combined
Ratio (%)                                     576-600   601-625   626-650    >650     Original LTV (%)   OLTV < 70
-------------------------------------------   -------   -------   -------   -------   ----------------   ----------
<= 20.00                                           --        --        --    100.00              11.63       100.00
20.01 - 30.00                                   12.00        --        --     45.61              27.66       100.00
30.01 - 40.00                                   33.29     16.92        --        --              35.07       100.00
40.01 - 50.00                                   12.01     18.48        --     27.69              44.87       100.00
50.01 - 60.00                                    9.96     11.15      8.88     35.68              56.40       100.00
60.01 - 70.00                                   10.63     10.73     12.36     28.30              65.69        83.27
70.01 - 80.00                                    3.66     15.13     19.46     49.91              79.21           --
80.01 - 90.00                                   16.84     11.21      8.07     32.54              87.79           --
90.01 - 100.00                                   0.27     17.51     24.55     57.67              96.63           --
Total:                                           6.17     14.55     17.52     46.35              82.93         7.81


Combined
Original
Loan-to-Value                                    % Combined         % Combined         % Combined             %
Ratio (%)                                     OLTV 70.00-75.00   OLTV 75.01-80.00   OLTV 80.01-85.00      OLTV > 85
-------------------------------------------   ----------------   ----------------   ----------------   ----------------
<= 20.00                                                    --                 --                 --                 --
20.01 - 30.00                                               --                 --                 --                 --
30.01 - 40.00                                               --                 --                 --                 --
40.01 - 50.00                                               --                 --                 --                 --
50.01 - 60.00                                               --                 --                 --                 --
60.01 - 70.00                                            16.73                 --                 --                 --
70.01 - 80.00                                             9.91              90.09                 --                 --
80.01 - 90.00                                               --                 --              37.66              62.34
90.01 - 100.00                                              --                 --                 --             100.00
Total:                                                    6.04              45.80               7.29              33.07

Minimum: 11.63
Maximum: 100.00
Weighted Average by Original Balance: 82.93
Weighted Average by Current Balance: 82.93



3. Current Principal Balance ($)

                                                                    % of Mortgage                            Weighted
                                                                    Loan Pool by                             Average    Weighted
Current                                           Aggregate           Aggregate             Average           Gross      Average
Principal                                       Cut-off Date        Cut-off Date          Cut-off Date       Interest     Gross
Balance ($)                                   Principal Balance   Principal Balance   Principal Balance($)   Rate(%)    Margin(%)
-------------------------------------------   -----------------   -----------------   --------------------   --------   ---------
$25,001 - $50,000                                    $3,487,712                0.54              42,533.08      7.588       5.996
$50,001 - $75,000                                    14,843,355                2.29              63,705.39      7.437       5.781
$75,001 - $100,000                                   27,877,366                4.30              88,499.58      7.183       5.444
$100,001 - $150,000                                  90,213,102               13.92             124,776.08      6.937       5.212
$150,001 - $200,000                                 101,512,201               15.66             172,639.80      6.744       5.249
$200,001 - $250,000                                  78,824,650               12.16             224,571.65      6.446       4.949
$250,001 - $300,000                                  64,267,744                9.91             273,479.76      6.362       4.851
$300,001 - $350,000                                  56,709,920                8.75             322,215.45      6.294       4.845
$350,001 - $400,000                                  40,159,657                6.19             375,323.89      6.241       4.744
$400,001 - $450,000                                  28,474,883                4.39             424,998.25      6.081       4.615
$450,001 - $500,000                                  21,869,372                3.37             475,421.13      5.832       4.335
$500,001 - $550,000                                  31,228,332                4.82             529,293.77      5.811       4.061
$550,001 - $600,000                                  30,476,914                4.70             575,036.12      5.794       4.042
$600,001 - $650,000                                  23,814,794                3.67             626,705.11      5.884       4.102
$650,001 - $700,000                                  12,950,549                2.00             681,607.83      5.668       3.720
$700,001 - $750,000                                   8,792,626                1.36             732,718.83      5.969       4.205
$750,001 - $800,000                                   4,595,441                0.71             765,906.85      6.255       4.080
$800,001 - $850,000                                   2,485,727                0.38             828,575.58      6.506       4.542
$850,001 - $900,000                                   2,639,928                0.41             879,976.14      6.366       3.995
$900,001 - $950,000                                     948,058                0.15             948,058.12      5.875       3.875
$950,001 - $1,000,000                                 1,000,000                0.15           1,000,000.00      5.625       3.500
$1,000,001 >=                                         1,100,000                0.17           1,100,000.00      4.750       2.875
Total:                                             $648,272,332              100.00             207,846.21      6.440       4.807

                                                                                         Weighted
Current                                        Pct         Pct                   Pct     Average
Principal                                      Full     No Income      Pct     Limited     Fico     % FICO    % FICO    % FICO
Balance ($)                                    Doc     Verification   No Doc     Doc      Score     500-525   526-550   551-575
-------------------------------------------   ------   ------------   ------   -------   --------   -------   -------   -------
$25,001 - $50,000                              82.89          13.22     2.60      1.29        599        --     17.12     30.90
$50,001 - $75,000                              86.77           4.25     6.83      2.14        611        --     11.62     30.27
$75,001 - $100,000                             86.19           8.56     3.78      1.47        620        --      8.34     24.83
$100,001 - $150,000                            86.50           5.91     4.53      3.06        626        --      7.85     18.34
$150,001 - $200,000                            84.40           8.87     3.69      3.04        633        --      5.83     17.72
$200,001 - $250,000                            87.02           6.67     1.75      4.56        640        --      4.04     13.46
$250,001 - $300,000                            82.57           7.62     3.86      5.94        647        --      3.93     10.99
$300,001 - $350,000                            83.44           9.15     3.40      4.01        650        --      2.22     11.39
$350,001 - $400,000                            75.59          11.12     5.68      7.62        667        --      1.96      2.74
$400,001 - $450,000                            94.10           4.44     1.46        --        663        --        --      5.98
$450,001 - $500,000                            91.46             --       --      8.54        663        --        --        --
$500,001 - $550,000                            96.71           1.65       --      1.64        666        --        --      1.76
$550,001 - $600,000                            96.23           3.77       --        --        683        --        --        --
$600,001 - $650,000                            92.02             --       --      7.98        671        --        --        --
$650,001 - $700,000                           100.00             --       --        --        677        --        --        --
$700,001 - $750,000                           100.00             --       --        --        680        --        --        --
$750,001 - $800,000                           100.00             --       --        --        734        --        --        --
$800,001 - $850,000                           100.00             --       --        --        658        --        --        --
$850,001 - $900,000                           100.00             --       --        --        708        --        --        --
$900,001 - $950,000                           100.00             --       --        --        667        --        --        --
$950,001 - $1,000,000                         100.00             --       --        --        710        --        --        --
$1,000,001 >=                                 100.00             --       --        --        732        --        --        --
Total:                                         87.25           6.26     2.85      3.65        647        --      3.92     11.49

                                                                                          Weighted
Current                                                                                   Average
Principal                                     % FICO    % FICO    % FICO    % FICO        Combined       % Combined
Balance ($)                                   576-600   601-625   626-650    >650     Original LTV (%)   OLTV < 70
-------------------------------------------   -------   -------   -------   -------   ----------------   ----------
$25,001 - $50,000                               13.50     12.52      9.44     16.51              77.38        22.28
$50,001 - $75,000                                7.11     18.33      9.03     23.64              81.32        12.70
$75,001 - $100,000                               9.54     15.83     10.98     30.47              82.68        12.00
$100,001 - $150,000                              9.07     17.96     15.45     31.33              84.28         8.29
$150,001 - $200,000                              7.02     15.12     20.30     34.02              84.49         8.80
$200,001 - $250,000                              7.72     18.41     18.46     37.92              84.09         4.99
$250,001 - $300,000                              7.80     13.20     17.47     46.62              83.54         5.53
$300,001 - $350,000                              6.22     15.02     15.64     49.52              84.93         2.87
$350,001 - $400,000                              6.52     12.29     15.89     60.60              85.97         4.75
$400,001 - $450,000                              5.78      9.15     23.82     55.27              85.38         1.56
$450,001 - $500,000                              2.20     15.35     26.22     56.24              82.54         6.47
$500,001 - $550,000                              1.70     16.93     18.63     60.99              79.22         3.48
$550,001 - $600,000                              1.97      7.62     13.11     77.30              79.09         7.48
$600,001 - $650,000                                --     15.68     15.75     68.57              78.82         5.15
$650,001 - $700,000                                --      5.30     31.22     63.48              75.85        15.92
$700,001 - $750,000                                --      8.50     17.06     74.44              74.74        25.35
$750,001 - $800,000                                --        --     17.41     82.59              76.37        16.73
$800,001 - $850,000                                --        --     33.98     66.02              73.25        33.98
$850,001 - $900,000                                --        --        --    100.00              67.65        66.42
$900,001 - $950,000                                --        --        --    100.00              63.33       100.00
$950,001 - $1,000,000                              --        --        --    100.00              58.82       100.00
$1,000,001 >=                                      --        --        --    100.00              61.97       100.00
Total:                                           6.17     14.55     17.52     46.35              82.93         7.81

Current
Principal                                        % Combined         % Combined         % Combined             %
Balance ($)                                   OLTV 70.00-75.00   OLTV 75.01-80.00   OLTV 80.01-85.00      OLTV > 85
-------------------------------------------   ----------------   ----------------   ----------------   ----------------
$25,001 - $50,000                                        11.63              27.36               9.60              29.14
$50,001 - $75,000                                         7.94              39.59              11.81              27.95
$75,001 - $100,000                                        7.08              35.79              10.31              34.81
$100,001 - $150,000                                       5.52              34.89              10.01              41.30
$150,001 - $200,000                                       4.51              35.23               6.95              44.52
$200,001 - $250,000                                       5.87              42.75               8.26              38.13
$250,001 - $300,000                                       5.21              45.44               9.72              34.10
$300,001 - $350,000                                       3.32              43.11              10.72              39.97
$350,001 - $400,000                                       7.63              30.72               8.58              48.32
$400,001 - $450,000                                       4.35              46.53               6.05              41.51
$450,001 - $500,000                                       2.29              58.95               4.43              27.86
$500,001 - $550,000                                       8.47              81.10                 --               6.95
$550,001 - $600,000                                       5.72              79.29                 --               7.51
$600,001 - $650,000                                      10.40              76.50               5.26               2.69
$650,001 - $700,000                                      15.43              68.65                 --                 --
$700,001 - $750,000                                         --              74.65                 --                 --
$750,001 - $800,000                                      17.41              65.87                 --                 --
$800,001 - $850,000                                      33.14              32.88                 --                 --
$850,001 - $900,000                                      33.58                 --                 --                 --
$900,001 - $950,000                                         --                 --                 --                 --
$950,001 - $1,000,000                                       --                 --                 --                 --
$1,000,001 >=                                               --                 --                 --                 --
Total:                                                    6.04              45.80               7.29              33.07

Minimum: 27,154.15
Maximum: 1,100,000.00
Average: 207,846.21



4. Original Prepayment Penalty Term (months)

                                                                    % of Mortgage                            Weighted
Original                                                            Loan Pool by                             Average    Weighted
Prepayment                                        Aggregate           Aggregate             Average           Gross      Average
Penalty                                         Cut-off Date        Cut-off Date          Cut-off Date       Interest     Gross
Term (months)                                 Principal Balance   Principal Balance   Principal Balance($)   Rate(%)    Margin(%)
-------------------------------------------   -----------------   -----------------   --------------------   --------   ---------
0                                                  $115,683,823               17.84             189,025.86      6.725       4.903
12                                                   45,462,539                7.01             252,569.66      6.713       4.858
24                                                  315,773,454               48.71             221,129.87      6.310       4.829
36                                                  170,991,878               26.38             190,839.15      6.414       4.629
48                                                      258,064                0.04             129,032.19      6.369       5.079
60                                                      102,573                0.02             102,572.56      6.750          --
Total:                                             $648,272,332              100.00             207,846.21      6.440       4.807


Original                                                                                 Weighted
Prepayment                                     Pct         Pct                   Pct     Average
Penalty                                        Full     No Income      Pct     Limited     Fico     % FICO    % FICO    % FICO
Term (months)                                  Doc     Verification   No Doc     Doc      Score     500-525   526-550   551-575
-------------------------------------------   ------   ------------   ------   -------   --------   -------   -------   -------
0                                              76.58          12.98     6.20      4.24        646        --      2.81     12.36
12                                             85.09           6.73     3.66      4.53        648        --      4.18     10.11
24                                             88.59           5.55     1.98      3.88        645        --      4.74     10.67
36                                             92.64           2.79     1.98      2.59        652        --      3.08     12.72
48                                             31.78          68.22       --        --        660        --        --     31.78
60                                            100.00             --       --        --        572        --        --    100.00
Total:                                         87.25           6.26     2.85      3.65        647        --      3.92     11.49


Original                                                                                  Weighted
Prepayment                                                                                Average
Penalty                                       % FICO    % FICO    % FICO    % FICO        Combined       % Combined
Term (months)                                 576-600   601-625   626-650    >650     Original LTV (%)   OLTV < 70
-------------------------------------------   -------   -------   -------   -------   ----------------   ----------
0                                                5.85     17.72     16.18     45.08              82.85        11.32
12                                               9.70     13.33     15.12     47.56              82.89         9.64
24                                               5.77     14.33     19.39     45.09              82.61         5.67
36                                               6.19     13.15     15.64     49.22              83.60         8.86
48                                                 --        --        --     68.22              82.25        31.78
60                                                 --        --        --        --              89.99           --
Total:                                           6.17     14.55     17.52     46.35              82.93         7.81


Original
Prepayment
Penalty                                          % Combined         % Combined         % Combined             %
Term (months)                                 OLTV 70.00-75.00   OLTV 75.01-80.00   OLTV 80.01-85.00      OLTV > 85
-------------------------------------------   ----------------   ----------------   ----------------   ----------------
0                                                         7.88              37.40               6.36              37.04
12                                                        5.31              38.49              10.37              36.19
24                                                        5.75              52.22               7.86              28.49
36                                                        5.53              41.64               6.06              37.90
48                                                          --                 --                 --              68.22
60                                                          --                 --                 --             100.00
Total:                                                    6.04              45.80               7.29              33.07

Non-Zero Minimum: 12
Maximum: 60
Non-Zero Weighted Average: 27



5. Range of Gross Interest Rates (%)

                                                                    % of Mortgage                            Weighted
Range of                                                            Loan Pool by                             Average    Weighted
Gross                                             Aggregate           Aggregate             Average           Gross      Average
Interest                                        Cut-off Date        Cut-off Date          Cut-off Date       Interest     Gross
Rates (%)                                     Principal Balance   Principal Balance   Principal Balance($)   Rate(%)    Margin(%)
-------------------------------------------   -----------------   -----------------   --------------------   --------   ---------
3.000% - 3.999%                                      $1,451,370                0.22             362,842.54      3.860       3.606
4.000% - 4.999%                                      31,300,970                4.83             316,171.42      4.773       3.525
5.000% - 5.999%                                     201,440,688               31.07             290,679.20      5.595       4.091
6.000% - 6.999%                                     244,526,675               37.72             210,074.46      6.506       4.946
7.000% - 7.999%                                     126,051,555               19.44             159,156.00      7.436       5.827
8.000% - 8.999%                                      41,253,838                6.36             120,273.58      8.339       6.509
9.000% - 9.999%                                       2,247,235                0.35              93,634.77      9.202       7.087
Total:                                             $648,272,332              100.00             207,846.21      6.440       4.807


Range of                                                                                 Weighted
Gross                                          Pct         Pct                   Pct     Average
Interest                                       Full     No Income      Pct     Limited     Fico     % FICO    % FICO    % FICO
Rates (%)                                      Doc     Verification   No Doc     Doc      Score     500-525   526-550   551-575
-------------------------------------------   ------   ------------   ------   -------   --------   -------   -------   -------
3.000% - 3.999%                                78.28             --       --     21.72        669        --        --        --
4.000% - 4.999%                                97.61             --       --      2.39        710        --        --        --
5.000% - 5.999%                                93.24           1.54     0.53      4.69        670        --      0.10      0.95
6.000% - 6.999%                                88.69           5.25     2.95      3.11        642        --      2.46     11.66
7.000% - 7.999%                                79.34          13.04     5.42      2.20        617        --      9.30     24.91
8.000% - 8.999%                                67.99          17.88     7.81      6.32        611        --     17.06     29.56
9.000% - 9.999%                                51.61          35.19     6.54      6.66        639        --     17.98     22.59
Total:                                         87.25           6.26     2.85      3.65        647        --      3.92     11.49


Range of                                                                                  Weighted
Gross                                                                                     Average
Interest                                      % FICO    % FICO    % FICO    % FICO        Combined       % Combined
Rates (%)                                     576-600   601-625   626-650    >650     Original LTV (%)   OLTV < 70
-------------------------------------------   -------   -------   -------   -------   ----------------   ----------
3.000% - 3.999%                                    --        --     29.79     70.21              80.00           --
4.000% - 4.999%                                    --      3.59      7.64     88.77              77.96         9.97
5.000% - 5.999%                                  1.03     13.98     20.15     63.79              79.87         6.45
6.000% - 6.999%                                  8.16     16.46     20.77     40.51              82.83        10.73
7.000% - 7.999%                                 11.21     15.13     13.41     26.03              87.05         5.34
8.000% - 8.999%                                  9.07     13.32      5.62     25.37              89.28         3.73
9.000% - 9.999%                                  4.42      9.58      7.10     38.33              92.80           --
Total:                                           6.17     14.55     17.52     46.35              82.93         7.81


Range of
Gross
Interest                                         % Combined         % Combined         % Combined             %
Rates (%)                                     OLTV 70.00-75.00   OLTV 75.01-80.00   OLTV 80.01-85.00      OLTV > 85
-------------------------------------------   ----------------   ----------------   ----------------   ----------------
3.000% - 3.999%                                             --             100.00                 --                 --
4.000% - 4.999%                                             --              88.35               1.40               0.28
5.000% - 5.999%                                           4.36              76.96               1.18              11.06
6.000% - 6.999%                                           7.70              35.32               6.62              39.63
7.000% - 7.999%                                           8.30              15.89              16.21              54.27
8.000% - 8.999%                                           2.63              15.03              17.72              60.89
9.000% - 9.999%                                             --               6.66              23.65              69.69
Total:                                                    6.04              45.80               7.29              33.07

Minimum: 3.500%
Maximum: 9.875%
Weighted Average: 6.440%